UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2012 (May 3, 2012)

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NATIONAL HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-13489	52-2057472
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Vine Street
Murfreesboro, Tennessee	37130
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 890-2020

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.

Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of National HealthCare Corporation was held on May 3, 2012.  The following is a summary of the matters voted upon by the Company’s shareholders at the Annual Meeting and the related results:

Proposal I:

Election of Directors.

The re-elections of J. Paul Abernathy and Robert G. Adams as directors for terms of three years or until their successors are duly elected and qualified.

	For	Withheld
J. Paul Abernathy	11,842,943	758,438
Robert G. Adams	12,377,682	223,699

Proposal II:

Shareholder Proposal

A shareholder proposal to declassify the board of directors.

For	Against	Abstain
4,035,269	8,541,428	24,684

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

May 4, 2012

NATIONAL HEALTHCARE CORPORATION

By:  /s/ Robert G. Adams

Name:  Robert G. Adams

Title:  Chief Executive Officer